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                                                                    EXHIBIT 23.2

                          Independent Auditors' Consent

The Board of Directors
FastenTech, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP

Indianapolis, Indiana
October 24, 2003